SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                   FORM 8-K
                                Amendment No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 21, 2000

                                     0-14625
                            ------------------------
                            (Commission File Number)


                              TECH DATA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                  FLORIDA                                 NO. 59-1578329
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
 (State or other jurisdiction of incorporation)   (I.R.S. Employer Identification No.)
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                              5350 TECH DATA DRIVE
                              CLEARWATER, FL 33760
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (727) 539-7429



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOTE: The purpose of Amendment No. 1 to Form 8-K filed June 28, 2000, is to include information as it relates to KPMG Hartkopf + Rentrop Treuhand KG, auditor of the January 31, 2000 balance sheet for the Company's European subsidiary, Computer 2000 Aktiengesellschaft.

(a) Effective June 21, 2000, the Board of Directors of Tech Data Corporation ("Tech Data" or the "Registrant") engaged the accounting firm of Ernst & Young LLP as independent public accountants for the Registrant for the year ending January 31, 2001. PricewaterhouseCoopers LLP ("PwC"), principal auditor, and KPMG Hartkopf + Rentrop Treuhand KG ("KPMG"), auditor of the January 31, 2000 balance sheet of Computer 2000 Aktiengesellschaft ("Computer 2000") Tech Data's European subsidiary, were dismissed effective June 21, 2000. The change was recommended by management and approved by Tech Data's Audit Committee and Board of Directors in order to consolidate the audit of Tech Data's worldwide business with one accounting firm.

(b) During the two most recent fiscal years and subsequent interim period preceding the date of this report there were no disagreements with PwC or KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

(c) The report of PwC on the financial statements of the Registrant for the past two years and the report of KPMG on the January 31, 2000 balance sheet of Computer 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has not consulted with Ernst & Young LLP during the last two years or subsequent interim period on either the application of accounting principles or type of opinion Ernst & Young LLP might issue on the Registrant's financial statements.

(e) The Registrant requested PwC and KPMG furnish a letter addressed to the SEC stating whether PwC and KPMG agree with the above statements. A copy of the PwC and KPMG letters to the SEC, dated June 28, 2000 and July 12, 2000, respectively, are filed as Exhibits 1 and 2 herein.

ITEM 7. EXHIBITS

Exhibit 1 - Letter of PricewaterhouseCoopers LLP regarding change in certifying accountant.

Exhibit 2 - Letter of KPMG Hartkopf + Rentrop Treuhand KG regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, and in the capacity indicated.


JULY 12, 2000
-------------
  (Date)

TECH DATA CORPORATION


BY: /s/ JEFFERY P. HOWELLS
---------------------------
Jeffery P. Howells
Executive Vice President and
Chief Financial Officer


BY: /s/ JOSEPH B. TREPANI
---------------------------
Joseph B. Trepani
Senior Vice President and
Corporate Controller